T. ROWE PRICE
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Capital Appreciation Fund

 Supplement to prospectus dated May 1, 2001
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   Effective August 1, 2001, the Portfolio Management paragraph on page 17 of the prospectus will be replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Stephen W. Boesel, Chairman, Arthur B. Cecil III, Charles A. Morris, Charles
   M. Ober, Brian C. Rogers, Robert M. Rubino, and David J. Wallack. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Boesel has been chairman of the fund's committee since August 1, 2001. He has been managing investments since joining T. Rowe Price in 1973.

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 The date of this supplement is August 1, 2001.
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                                                                F72-041   8/1/01